Commitments and Contingencies	12 Months Ended
Mar. 31, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 15 — COMMITMENTS AND CONTINGENCIES

Commitments and contingencies consist of the following:

	As of March 31, 2025	As of March 31, 2024
	(US$)	(US$)
Commitment for capital investment in Sri Sai	$2,161,536	$7,500,000
Other capital commitment	—	—
Total	$2,161,536	$7,500,000

The Company acquired 51% of Sri Sai for a consideration of $2.5 million, along with $7.5 million payable in phases as capital investment in Sri Sai. The Group has further infused approx. $2 million as capital investment in Sri Sai on July 31, 2024. Further, the capital requirement in Sri Sai has been reduced to $2.1 million as of March 31, 2025.

The $2.1 million capital infusion as of March 31, 2025 is not intended to increase our ownership beyond the existing 51% stake in Sri Sai. It is a commitment to support strategic expansion initiatives aimed at enhancing operational capacity and market reach.